EXHIBIT 99.2

Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-9425 Facsimile: 212-797-0779

Date:	May 31, 2007
To:	COUNTRYWIDE HOME LOANS, INC. (“Party B”)
Attn:	Documentation Unit
Fax No:	818-225-4001
From:	DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”)
Our Reference:	Global No. N616173N

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Party A and Party B.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-8, dated as of May 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the “Pooling and Servicing Agreement”). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Trade Date:	May 18, 2007
Effective Date:	November 25, 2007
Termination Date:
November 25, 2014

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of December 2007.

Reference Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2007-8, Class 1-A-1 (Cusip: 12669WAA4), Class 1-A-2 (Cusip: 12669WAB2), Class 2-A-1 (Cusip: 12669WAC0), Class 2-A-2 (Cusip: 12669WAD8), Class 2-A-3 (Cusip: 12669WAE6), Class 2-A-4 (Cusip: 12669WAF3), Class M-1 (Cusip:  12669WAG1), Class M-2 (Cusip: 12669WAH9), Class M-3 (Cusip: 12669WAJ5), Class M-4 (Cusip: 12669WAK2), Class M-5 (Cusip: 12669WAL0), Class M-6 (Cusip: 12669WAM8), Class M-7 (Cusip: 12669WAN6), Class M-8 (Cusip: 12669WAP1), Class M-9 (Cusip: 12669WAQ9), and Class BV (Cusip: 12669WAV8).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, , type “pdi4”, . If Bloomberg fails to publish the aggregate Principal Balance of the Reference Assets or the parties fail to agree on the aggregate Principal Balance of the Reference Assets for any Calculation Period, the aggregate Principal Balance of the Reference Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Business Days:	New York

Floating Amounts

Floating Amount Payer:	Party A
Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including December 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 month
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Fixed Amounts
Fixed Amount Payer:	Party B
Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including December 25, 2007 to and including the Termination Date, with No Adjustment of Period End Dates.
Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including December 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.18% per annum
Fixed Rate Day Count Fraction:	30/360
Additional Payment:	On May 31, 2007 Party B shall pay Party A the sum of USD 550,000, subject to adjustment in accordance with the Following Business Day Convention.
Other Provisions

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Procedural Terms
Account Details:
Account Details of Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favor of: Deutsche Bank AG, New York
Account Details of Party B:	As per Party B’s standard settlement instructions.
Assignment:	Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH	For and on behalf of COUNTRYWIDE HOME LOANS, INC.
/s/ Chris Flanagan Name: Chris Flanagan Title: Vice President Date: 5/30/07	/s/ Ellen Coleman Name: Ellen Coleman Title: Executive Vice President Date: 5/30/07
/s/ Maria Valdez Name: Maria Valdez Title: Associate Date: 5/30/07

Appendix A

Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
December 25, 2007	1,132,298,275
January 25, 2008	1,118,000,889
February 25, 2008	1,102,384,436
March 25, 2008	1,085,485,470
April 25, 2008	1,067,379,486
May 25, 2008	1,048,119,931
June 25, 2008	964,538,184
July 25, 2008	943,328,038
August 25, 2008	923,644,457
September 25, 2008	903,984,165
October 25, 2008	884,025,005
November 25, 2008	863,795,548
December 25, 2008	831,187,022
January 25, 2009	810,552,576
February 25, 2009	790,192,605
March 25, 2009	771,042,339
April 25, 2009	753,350,468
May 25, 2009	736,013,534
June 25, 2009	627,081,194
July 25, 2009	610,958,262
August 25, 2009	595,242,224
September 25, 2009	581,278,647
October 25, 2009	568,245,190
November 25, 2009	555,518,352
December 25, 2009	520,108,333
January 25, 2010	506,746,566
February 25, 2010	493,646,003
March 25, 2010	480,833,296
April 25, 2010	468,425,787
May 25, 2010	456,177,944
June 25, 2010	427,750,172
July 25, 2010	416,767,770
August 25, 2010	406,070,073
September 25, 2010	395,575,004
October 25, 2010	385,314,774
November 25, 2010	375,320,183
December 25, 2010	349,475,390
January 25, 2011	340,618,855
February 25, 2011	331,925,257
March 25, 2011	323,424,704
April 25, 2011	315,213,952
May 25, 2011	307,085,716
June 25, 2011	283,983,401
July 25, 2011	276,908,604
August 25, 2011	270,021,600
September 25, 2011	263,253,926

October 25, 2011	256,633,831
November 25, 2011	250,189,461
December 25, 2011	229,516,214
January 25, 2012	223,965,926
February 25, 2012	218,510,734
March 25, 2012	213,173,856
April 25, 2012	208,003,857
May 25, 2012	202,895,082
June 25, 2012	195,774,863
July 25, 2012	193,094,806
August 25, 2012	190,581,638
September 25, 2012	188,330,368
October 25, 2012	186,350,378
November 25, 2012	184,119,227
December 25, 2012	182,163,779
January 25, 2013	180,146,256
February 25, 2013	178,481,022
March 25, 2013	176,836,607
April 25, 2013	174,899,734
May 25, 2013	173,031,813
June 25, 2013	171,151,264
July 25, 2013	169,337,144
August 25, 2013	167,510,558
September 25, 2013	165,748,073
October 25, 2013	164,120,603
November 25, 2013	162,406,611
December 25, 2013	160,822,876
January 25, 2014	159,118,742
February 25, 2014	157,706,812
March 25, 2014	156,311,436
April 25, 2014	154,671,189
May 25, 2014	153,086,921
June 25, 2014	151,490,678
July 25, 2014	149,948,547
August 25, 2014	148,394,542
September 25, 2014	146,892,873
October 25, 2014	145,502,581
November 25, 2014	144,038,153